Victory Funds

Victory Sophus Emerging Markets VIP Series

Supplement dated June 29, 2018

to the Prospectus dated May 1, 2018 (“Prospectus”)

Effective June 29, 2018 the Prospectus is being revised to add Maria Freund to the portfolio management team for the Victory Sophus Emerging Markets VIP Fund.

1.              The following is added to the table under the section “Management of the Fund — Investment Team” found on page 4 of the Prospectus:

	Title	Tenure with the Fund
Maria Freund, CFA	Portfolio Manager	Since June 2018

2.              The following is added as the 5th paragraph of the section, “Organization and Management of the Fund — Portfolio Management” found on pages 12 - 13 of the Prospectus:

Ms. Freund has been a portfolio manager of the Victory Sophus Emerging Markets VIP Series since June 2018. She joined the Adviser in 2016 in connection with the Adviser’s acquisition of RS Investments. At RS Investments she was an emerging markets analyst and a portfolio manager on the RS Emerging Markets Small Cap Fund. Prior to joining RS Investments in 2012, she was an analyst at Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Ms. Freund is a CFA charterholder.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

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